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                                                                    Exhibit 3.51

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Industry Canada         Industrie Canada


Certificate                                 Certificat
of Incorporation                            de constitution

Canada Business                             Loi canadienne sur
Corporations Act                            les societes par actions
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
4083423 CANADA INC.                                      408342-3
-----------------------------------  -------------------------------------------

Name of corporation-Denomination de     Corporation number-Numero de la societe
la societe

I hereby certify that the above-named   Je certifie que la societe
corporation, the articles of            susmentionnee, dont les statuts
incorporation of which are attached,    constitutifs sont joints, a ete
was incorporated under the Canada       constituee en societe en vertu de la Loi
Business Corporations Act.              canadienne sur les societes par actions.

        Director - Directeur               June 10, 2002/ le 10 juin 2002

                                    Date of Incorporation - Date de constitution
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
Industry Canada      Industrie Canada        ELECTRONIC TRANSACTION        RAPPORT DE LA TRANSACTION
                                                     REPORT                       ELECTRONIQUE
Canada Business      Loi canadienne sur les        ARTICLES OF                STATUTS CONSTITUTIFS
Corporations Act     societes par actions        INCORPORATION
                                                   (SECTION 6)                     (ARTICLE 6)

Processing Type - Mode de Traitement:     E-Commerce/Commerce-E
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1.   Name of Corporation - Denomination de la societe

     4083423 CANADA INC.

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2.   The province or territory in Canada where the registered office is to be situated -

     La province ou le territoire au Canada ou se situera la siege social NF

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3.   The classes and any maximum number of shares that the corporation is authorized to issue -
     Categories et le nombre maximal d'actions que la societe est autorisee a emettre

     The annexed Schedule 1 is incorporated in this form.
     L'annexe 1 ci-jointe fait partie integrante de la presente formule.

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4.   Restrictions, if any, on share transfers - Restrictions sur le transfert des actions, s'il y a lieu
     The annexed Schedule 2 is incorporated in this form.
     L'annexe 2 ci-jointe fait partie integrante de la presente formule.

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5.   Number (or minimum and maximum number) of directors - Nombre (ou nombre minimal et maximal) d'administrateurs

     Minimum:  1  Maximum:  10

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6.   Restrictions, if any, on business the corporation may carry on -
     Limites imposes a l'activitie commerciale de la societe, s'il y a lieu

     The annexed Schedule 3 is incorporated in this form.
     L'annexe 3 ci-jointe fait partie integrante de la presente formule.

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7.   Other provisions, if any - Autres dispositions, s'il y a lieu
     The annexed schedule 4 is incorporated in this form.
     L'annexe 4 ci-jointe fait partie integrante de la presente formule.

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8.   Incorporators - Fondateurs

Name(s) - Nom(s)        Address (including postal code) - Adresse (inclure le code postal)      Signature
JANE H. IRELAND         221 BALLIOL STREET, 1827, TORONTO, ONTARIO, CANADA, M4S 1C8             JANE IRELAND

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                                                               [GRAPHIC OMITTED]

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                               SCHEDULE / ANNEXE 1

Common - Unlimited Number

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                               SCHEDULE / ANNEXE 2

The shares of the Corporation shall not be transferred without the consent of either (i) the directors evidenced by a resolution passed or signed by them and recorded in the books of the Corporation or (ii) the holders of a majority in number of the outstanding voting shares of the Corporation.

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                               SCHEDULE / ANNEXE 3

None

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                               SCHEDULE / ANNEXE 4

The number of directors between the minimum of 1 and maximum of 10 to be determined by the directors from time to time.

The number of shareholders of the Corporation is limited to fifty, not including persons who are in the employment of the Corporation and persons, who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, two or more persons holding one or more shares jointly being counted as a single shareholder.

Any distribution of securities of the Corporation to the public or any invitation to the public to subscribe for securities of the Corporation is prohibited.